Exhibit 10(x)
Execution Version

AMENDMENT NO. 3 AND WAIVER TO NOTE PURCHASE AGREEMENT
AMENDMENT NO. 3 AND WAIVER TO NOTE PURCHASE AGREEMENT (this “Waiver”), dated as of February 12, 2014, by and among MINE SAFETY APPLIANCES COMPANY, a Pennsylvania corporation (the “Company”), each of the Guarantors signatory hereto, PRUDENTIAL INVESTMENT MANAGEMENT, INC. (“Prudential”) and each of the holders of Notes (as defined below) (collectively, the “Noteholders”).
W I T N E S S E T H:
WHEREAS, the Company, Prudential and the Noteholders are parties to a certain Note Purchase and Private Shelf Agreement, dated as of October 13, 2010, as amended by that certain Amendment No. 1 to Note Purchase and Private Shelf Agreement dated as of April 5, 2012 and that certain Amendment No. 2 to Note Purchase and Private Shelf Agreement dated as of April 4, 2013 (as so amended and as may be further amended, restated, supplemented or otherwise modified from time to time, the “2010 Note Purchase Agreement”), pursuant to which the Company authorized the issuance and sale from time to time (within limits prescribed by Prudential under the 2010 Note Purchase Agreement) of (i) $100,000,000 in aggregate principal amount of its 4.00% Series A Senior Notes due October 13, 2021 (as the same may be amended, restated or otherwise modified from time to time, collectively, the “Series A Notes”), and (ii) up to $50,000,000 in aggregate principal amount of its additional senior promissory notes (as the same may be amended, restated or modified from time to time, collectively, the “Shelf Notes”, and together with the Series A Notes, collectively, the “Notes”). No Shelf Notes have been issued under the 2010 Note Purchase Agreement and the Facility has terminated in accordance with its terms.
WHEREAS, the Company has informed the Noteholders that events of default have occurred under Section 11(c) of the 2006 Note Purchase Agreement as a result of (a) the Company's failure to comply with Section 10.3 of the 2006 Note Purchase Agreement as a result of the execution of certain Guaranties by certain Restricted Subsidiaries (as defined thereunder) of the Indebtedness of the Company under, and in respect of, the 2010 Note Purchase Agreement and the Bank Credit Agreement (the “Priority Indebtedness Default”), and (b) the Company's failure to provide notice to the Noteholders of the occurrence of the Priority Indebtedness Default in accordance with Section 7.1(d) of the 2006 Note Purchase Agreement (the “2006 Notice Default”), which Priority Indebtedness Default and 2006 Notice Default are detailed and waived pursuant to that certain Amendment No. 1 and Waiver to Note Purchase Agreement, dated as of the date hereof, by and among the Company and each of the Purchasers (as defined in the 2006 Note Purchase Agreement) party thereto (the “2006 Noteholders”), a copy of which is attached hereto as Exhibit A hereto (the “2006 Amendment/Waiver”).
WHEREAS, (a) as a result of the Priority Indebtedness Default, the 2006 Notice Default and the 2010 NPA Cross Defaults (as defined below), events of default have occurred under Section 8.1.6 of the Bank Credit Agreement (collectively, the “Credit Agreement Cross Defaults”), and (b) an event of default has occurred under Section 8.1.4 of the Bank Credit Agreement as a result of the Company's failure to provide a certificate signed by an officer of the Company setting forth the details of the Credit Agreement Cross Defaults to the Bank Lenders and PNC Bank, National Association, as Administrative Agent, in accordance with Section 7.3.4.1 of the Bank Credit Agreement (the “Credit Agreement Notice Default”), which Credit Agreement Cross Defaults and Credit Agreement Notice Default are detailed and waived pursuant to that certain letter agreement, by and among the Company, the Bank Lenders party thereto and PNC Bank, National Association, as Administrative Agent, a copy of which is attached hereto as Exhibit B (the “Credit Agreement Waiver”).

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WHEREAS, (a) as a result of the Priority Indebtedness Default, the 2006 Notice Default and Credit Agreement Defaults, cross-defaults have occurred under Section 11(e) of the 2010 Note Purchase Agreement (collectively, the “2010 NPA Cross Defaults”), and (b) an Event of Default has occurred under Section 11(b) of the 2010 Note Purchase Agreement as a result of the Company's failure to provide notice to the Noteholders of the occurrence of the 2010 NPA Cross Defaults in accordance with Section 7.1(d) of the 2010 Note Purchase Agreement (the “2010 Notice Default”).
WHEREAS, the waiver of the Priority Indebtedness Default and the 2006 Notice Default pursuant to the 2006 Amendment/Waiver is conditioned, among other things, upon the execution and delivery by each Guarantor of a Guaranty of the Indebtedness under the 2006 Note Purchase Agreement in substantially the form of Exhibit C hereto (together with each other Guaranty executed by any future Guarantor in accordance with Section 9.9 of the 2006 Note Purchase Agreement (as in effect on the date hereof immediately after giving effect to the 2006 Amendment/Waiver), collectively, the “2006 NPA Guarantees”).
WHEREAS, the 2006 NPA Guarantees are not permitted under Section 10.1 of the 2010 Note Purchase Agreement and the 2006 Note Purchase Agreement may not be amended without the written consent of the Required Holders pursuant to Section 10.18 of the 2010 Note Purchase Agreement.
WHEREAS, the Company has requested that the Noteholders waive the 2010 NPA Cross Defaults and the 2010 Notice Default and consent to the execution of the 2006 Amendment/Waiver and the 2006 NPA Guarantees, and the Required Holders are willing to grant such waivers and consents upon the terms, and subject to the conditions, set forth herein.
NOW, THEREFORE, in consideration of the mutual conditions and agreements and covenants set forth herein, and for other good and valuable consideration, the adequacy and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
Section 1.    Definitions. For purposes of this Waiver, all terms used herein shall have the respective meanings assigned thereto in the 2010 Note Purchase Agreement, unless otherwise defined herein.
Section 2.    Waiver and Consent. Subject to satisfaction of the conditions precedent set forth in Section 5 hereof, the Noteholders hereby (a) waive the 2010 NPA Cross Defaults and the 2010 Notice Default effective as of the date and time on which such 2010 NPA Cross Defaults and the 2010 Notice Default first occurred, respectively, (b) consent to the execution and delivery by each Guarantor (whether presently existing or hereafter arising) of the 2006 NPA Guarantee to which it is a party, each in substantially the form as attached hereto as Exhibit C, and agree that the 2006 NPA Guarantees shall be permitted Indebtedness under Section 10.1(c) of the 2010 Note Purchase Agreement, and (c) consent to the execution and delivery by the Company of the 2006 Amendment/Waiver.
Section 3.    Amendment to 2010 Note Purchase Agreement. Subject to the satisfaction of the conditions set forth in Section 5 hereof, the following definitions set forth in Schedule B to the 2010 Note Purchase Agreement are hereby amended and restated in their entirety, as of the Effective Date (as defined below), to read respectively as follows:
“Additional Subsidiary Guarantor” means, at any time, each Subsidiary of the Company which (a) guarantees all or any part of the obligations of the Company or any Subsidiary under, or in respect of, the Bank Credit Agreement or the 2006 Note Purchase Agreement, or (b) is a borrower, issuer or other obligor under, or in respect of, the Bank Credit Agreement or the 2006 Note Purchase Agreement.
“Guarantor” means separately, and “Guarantors” shall mean collectively, (a) GMT, (b) General Monitors, Inc., a Nevada corporation, (c) MSA International, Inc., a Delaware corporation, and (d) each other Person which executes and delivers a Note Guarantee pursuant to Section 4.16, Section 9.10 or otherwise on or after the Series A Closing Day.
Section 4.    Representations, Warranties and Covenants. The Company represents, warrants and covenants with and to the Noteholders as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof):

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4.1    Corporate Power and Authority. Each Obligor is a corporation, partnership or limited liability company duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation, partnership or limited liability company and is in good standing in each jurisdiction in which such qualification is required by law, except where the failure to be licensed or qualified would not reasonably be expected to have a Material Adverse Effect. Each Obligor has the necessary corporate power and authority to execute and deliver this Waiver and to perform the provisions hereof.
4.2    Consents; Approvals. This Waiver has been duly authorized by all necessary corporate or other similar action on the part of the Obligors, and, assuming due authorization, execution and delivery by the other parties hereto, this Waiver constitutes a legal, valid and binding obligation of the Obligors, enforceable in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
4.3    No Event of Default. As of the date hereof, and after giving effect to the provisions of this Waiver, no Default or Event of Default exists or has occurred and is continuing.
4.4    Governmental Authorizations, Etc. [Other than the filing of a Form 8-K with the SEC in connection with the transactions contemplated by this Agreement and the 2006 NPA Guarantees,] no consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required to be obtained by the Company or the Guarantors in connection with the execution, delivery or performance by the Company or the Guarantors of this Waiver.
4.5    No Amendment Fees. No remuneration, whether by way of supplemental or additional interest, fees or other consideration, has been paid, is payable or will be paid directly or indirectly by the Company to any Person, in its capacity as a lender, holder, purchaser and/or guarantor (or agent for any of the foregoing), as an inducement to the Company’s or such Person’s execution and delivery of this Waiver or any related amendment, consent or waiver to the 2006 Note Purchase Agreement, the Bank Credit Agreement or any other loan agreement, note purchase agreement, indenture or other agreement evidencing any other Indebtedness of the Company with respect to any default or event of default (including any cross-default) arising thereunder as a result of, or in connection with, the Priority Indebtedness Default, the 2006 Notice Default, the Credit Agreement Cross Defaults, the Credit Agreement Notice Default, the 2010 NPA Cross Defaults or the 2010 Notice Default.
4.6    Effect of Amendments. The 2010 Note Purchase Agreement as hereby amended shall continue in full force and effect.
Section 5.    Conditions Precedent. The amendments and consents set forth herein shall become effective as of the date first written above (the “Effective Date”) and the waivers shall become effective as of the date set forth in Section 2 above, in each case upon the satisfaction of each of the following conditions precedent in a manner reasonably satisfactory to the Required Holders:
5.1    Executed Waiver. Each Noteholder shall have received a copy of this Waiver executed and delivered by the Company, the Guarantors and the Required Holders.
5.2    Waivers for 2006 Note Purchase Agreement and Bank Credit Agreement. Each Noteholder shall have received fully executed copies of (a) the Credit Agreement Waiver in substantially the form attached as Exhibit B hereto and otherwise in form and substance satisfactory to the Required Holders, and (b) the 2006 Amendment/Waiver in substantially the form attached as Exhibit A hereto and otherwise in form and substance satisfactory to the Required Holders, and the Credit Agreement Waiver and the 2006 Amendment/Waiver shall each be in full force and effect.
5.3    2006 Guarantee Documents. Each Noteholder shall have received fully executed copies of each of the 2006 Note Guarantees, in form and substance satisfactory to the Required Holders.

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5.4    Representations and Warranties. The representations and warranties set forth in Section 4 hereof shall be true and correct on the Effective Date.
Section 6.    Provisions of General Application.
6.1    Effect of this Waiver. Except as expressly provided herein, (a) no terms or provisions of any agreement are modified, waived or changed by this Waiver, (b) the terms of this Waiver shall not operate as a waiver by Prudential or any holder of Notes of, or otherwise prejudice any of their respective rights, remedies or powers under, the 2010 Note Purchase Agreement or any other Financing Document, or under any applicable law and (c) the terms and provisions of the 2010 Note Purchase Agreement and the other Financing Documents shall continue in full force and effect.
6.2    Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional action as may be reasonably necessary or desirable to effectuate the provisions and purposes of this Waiver.
6.3    Costs and Expenses. Whether or not the amendments, waivers and consents contemplated hereby become effective, the Company confirms its obligations under Section 15 of the 2010 Note Purchase Agreement and agrees that, on the execution date hereof (or if an invoice is delivered subsequent to such date or if the amendments, waivers and consents set forth herein do not become effective, promptly, and in any event within 10 days of receiving any statement or invoice therefor), the Company will pay all out-of-pocket fees, costs and expenses reasonably incurred by the Noteholders relating to this Waiver, including, but not limited to, the statement for reasonable fees and disbursements of Bingham McCutchen LLP, special counsel to the Noteholders, presented to the Company on or before the execution date hereof. The Company will also promptly pay (in any event within 10 days), upon receipt of any statement thereof, each additional statement for reasonable fees and disbursements of special counsel to the Noteholders rendered after the execution date hereof in connection with this Waiver.
6.4    Governing Law. THIS WAIVER SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD PERMIT THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.
6.5    Binding Effect. This Waiver shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.
6.6    Counterparts. This Waiver may be executed in any number of counterparts (including those transmitted by electronic transmission (including, without limitation, facsimile and e-mail)), all of which taken together shall constitute one and the same agreement. Delivery of an executed signature page by facsimile or electronic transmission shall be as effective as delivery of a manually signed counterpart hereof.
6.7    Reaffirmation of Note Guarantees. Each of the Guarantors hereby (a) consents to this Waiver and the transactions contemplated hereby, (b) confirms its obligations under the terms of the Note Guarantee to which it is a party and the Intercompany Subordination Agreement, (c) acknowledges that such Note Guarantee continues in full force and effect in respect of, and to secure, the obligations under the 2010 Note Purchase Agreement, the Notes and the other Financing Documents, (d) its obligations and liabilities under the Intercompany Subordination Agreement continue to be in full force and effect, and (e) it has no defense, offset, counterclaim, right of recoupment or independent claim against the Noteholders with respect to such Note Guarantee, the Intercompany Subordination Agreement, the 2010 Note Purchase Agreement, the Notes or otherwise.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be executed on their behalf by a duly authorized officer or agent thereof, as the case may be, as of the date first above written.

COMPANY:
MINE SAFETY APPLIANCES COMPANY
By: /s/
Name:
Title:

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GUARANTORS:

GENERAL MONITORS, INC.

By: /s/
Name:
Title:

GENERAL MONITORS TRANSNATIONAL, LLC

By: /s/
Name:
Title:

MSA INTERNATIONAL, INC.

By: /s/
Name:
Title:

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NOTEHOLDERS:
PRUDENTIAL INVESTMENT MANAGEMENT, INC.

By: /s/
Name:
Title:

THE PRUDENTIAL INSURANCE COMPANY
OF AMERICA

By: /s/
Name:
Title:

ZURICH AMERICAN INSURANCE COMPANY

By:    Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:    Prudential Private Placement Investors, Inc.
(as its General Partner)

By: /s/
Name:
Title:

FORETHOUGHT LIFE INSURANCE COMPANY

By:    Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:    Prudential Private Placement Investors, Inc.
(as its General Partner)

By: /s/
Name:
Title:

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